MOTLEY FOOL SMALL-CAP GROWTH ETF
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)

	NUMBER OF
	SHARES	VALUE
Common Stocks — 88.3%
Aerospace & Defense — 6.3%
Axon Enterprise, Inc. (United States)(a)*	11,066	$2,036,476
Leonardo DRS, Inc. (United States)*	240,464	2,431,091
		4,467,567
Air Freight & Logistics — 2.6%
GXO Logistics, Inc. (United States)*	40,000	1,874,400
Auto Components — 6.6%
Fox Factory Holding Corp. (United States)*	19,775	2,098,128
Gentex Corp. (United States)	88,640	2,561,696
		4,659,824
Banks — 2.5%
Live Oak Bancshares, Inc. (United States)(a)	52,676	1,756,745
Biotechnology — 4.0%
PTC Therapeutics, Inc. (United States)(a)*	44,063	1,828,174
Ultragenyx Pharmaceutical, Inc. (United States)*	28,380	1,030,194
		2,858,368
Building Products — 1.2%
Trex Co., Inc. (United States)*	18,046	828,131
Capital Markets — 1.5%
StoneX Group, Inc. (United States)*	10,810	1,096,891
Chemicals — 2.0%
Perimeter Solutions SA (Luxembourg)(a)*	129,706	1,406,013
Electronic Equipment, Instruments & Components — 1.6%
NLight, Inc. (United States)*	102,392	1,111,977
Equity Real Estate Investment Trusts (REITs) — 2.8%
STAG Industrial, Inc. (United States)	60,046	1,976,114
Health Care Equipment & Supplies — 17.5%
Globus Medical, Inc., Class A (United States)(a)*	49,931	3,689,401
Heska Corp. (United States)*	38,076	2,450,191
Mesa Laboratories, Inc. (United States)(a)	8,692	1,470,426
Penumbra, Inc. (United States)(a)*	16,611	3,480,171
UFP Technologies, Inc. (United States)*	10,810	1,297,740
		12,387,929
Health Care Providers & Services — 1.0%
HealthEquity, Inc. (United States)*	11,661	740,240
Health Care Technology — 0.8%
Schrodinger, Inc. (United States)*	32,252	580,536
Insurance — 3.3%
Goosehead Insurance, Inc., Class A (United States)(a)*	56,799	2,306,607
Leisure Products — 1.2%
Clarus Corp. (United States)(a)	105,017	873,741
Machinery — 2.6%
John Bean Technologies Corp. (United States)	19,748	1,814,051
Media — 0.5%
Cardlytics, Inc. (United States)(a)*	72,579	325,880
Oil, Gas & Consumable Fuels — 2.2%
Northern Oil and Gas, Inc. (United States)(a)	42,599	1,550,178
Real Estate Management & Development — 6.7%
Howard Hughes Corp., (The) (United States)*	35,465	2,643,561
Jones Lang LaSalle, Inc. (United States)*	7,448	1,252,530
Newmark Group, Inc., Class A (United States)	100,583	852,944
		4,749,035
Road & Rail — 4.0%
Landstar System, Inc. (United States)	16,385	2,834,277
Software — 13.7%
Alarm.com Holdings, Inc. (United States)*	65,931	3,289,957
Everbridge, Inc. (United States)*	30,596	998,653
Paylocity Holding Corp. (United States)*	6,936	1,510,869
Q2 Holdings, Inc. (United States)(a)*	40,906	1,112,643
Smartsheet, Inc., Class A (United States)*	48,074	1,477,795
Upland Software, Inc. (United States)*	174,058	1,312,397
		9,702,314
Trading Companies & Distributors — 3.7%
Watsco, Inc. (United States)(a)	9,808	2,638,156
Total Common Stocks (Cost $86,130,266)		62,538,974

Investments Purchased with Proceeds from Securities Lending Collateral — 16.4%
Mount Vernon Liquid Assets Portfolio, LLC, 4.01%	11,604,269	11,604,269
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $11,604,269)		11,604,269

Short-Term Investments — 11.6%
U.S. Bank Money Market Deposit Account, 3.50% (United States)(b)	8,194,532	8,194,532
Total Short-Term Investments (Cost $8,194,532)		8,194,532

Total Investments (Cost $105,929,067) — 116.2%		82,337,775
Liabilities in Excess of Other Assets — (16.2)%		(11,509,442)
NET ASSETS — 100.0%
(Applicable to 2,825,000 shares outstanding)		$70,828,333

*	Non-income producing security.
(a)	All or a portion of the security is on loan. At November 30, 2022, the market value of securities on loan was $11,731,786.
(b)	The rate shown is as of November 30, 2022.

MOTLEY FOOL SMALL-CAP GROWTH ETF
NOTES TO THE SCHEDULE OF INVESTMENTS
November 30, 2022
(UNAUDITED)

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
SMALL-CAP GROWTH FUND
Common Stocks	$62,538,974	$62,538,974	$-	$-	$-
Investments Purchased with Proceeds From Securities Lending Collateral	11,604,269	-	-	-	11,604,269
Short-Term Investments	8,194,532	8,194,532	-	-	-
Total Investments*	$82,337,775	$70,733,506	$-	$-	$11,604,269

* Please refer to Schedule of Investments for further details.
^ Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended November 30, 2022, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.